UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                   FORM 8-K/A

                                 Amendment No. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 17, 2007

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)


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        Nevada                          000-49735                87-0642947
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)
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                               570 Del Rey Avenue
                               Sunnyvale, CA 94085

               (Address of principal executive offices) (Zip Code)
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       Registrant's telephone number, including area code: (408) 636-1020

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240. 14.a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240. 14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240. 13e-4(c))


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                                EXPLANATORY NOTE

         Intraop Medical Corporation, or IntraOp, is filing this amended current report on Form 8-K/A to correct the following item in its current report on Form 8-K filed on August 23, 2007:

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         Effective as of August 17, 2007, Donald A. Goer, Theodore L. Phillips and John Matheu resigned as directors of IntraOp.

         Pursuant to the Rights Agreement dated August 17, 2007 by and among IntraOp and the parties named therein, the Lacuna Investors are entitled to designate four of the seven directors and have designated, and the Board has appointed Rawleigh Ralls, Oliver Janssen, John Powers and Greg Koonsman as directors.

         Effective as of August 22, 2007, Donald A. Goer resigned as President and Chief Executive Officer of IntraOp, John Powers was appointed as President and Chief Executive Officer of IntraOp, and Donald A. Goer was appointed as Chief Scientist of IntraOp.

         Prior to joining IntraOp, from February 2007 to August 2007, Mr. Powers served as President of John P. Powers & Associates, a professional services company focused on product placement and positioning, contract negotiations, consultation, and training for sales and program management. As the former Chief Executive Officer of VelociTel, Inc., from March 2002 to August 2005, and most recently Vice President and General Manager of metroPCS, Los Angeles from August 2005 to February 2007, Mr. Powers has led wireless expansion for the past 22 years. He began his career in wireless at Motorola in May 1994, as the cellular technology began its breakthrough and where he held the position of Senior Director of Operations and Worldwide Ancillary Service before joining Crown Castle International in January 1999, as Vice President of Business Development and Marketing. Mr. Powers has a B.S. degree in marketing from the University of Illinois in Champaign-Urbana.

         We paid a fee of $75,547 and issued warrants to purchase an aggregate of 9,530,732 shares of our common stock at an exercise price of $0.08 per share to Hultquist Capital, LLC, a financial advisor to IntraOp. Oliver Janssen, appointed as a director of IntraOp in connection with the Restructuring, is a Managing Director of Hultquist Capital, LLC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTRAOP MEDICAL CORPORATION


Date: September 26, 2007                By: /s/ Howard Solovei
                                            -----------------------
                                            Howard Solovei
                                            Chief Financial Officer